UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2009

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2009, the Board of Directors of Pfizer Inc. (the "Company") approved certain amendments to the Company's By-laws, as follows:

  Article I, Sections 3 (“Quorum”) and 4 (“Adjournments; Postponement”) of the By-laws were amended to clarify the circumstances in which meetings of the Company’s stockholders may be adjourned or postponed and the persons authorized to adjourn or postpone such meetings.
  Article I, Section 5 (“Voting; Proxies”) was amended to provide that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which the Secretary of the Company determines that the number of nominees exceeds the number of directors to be elected as of the record date for such meeting.  (The provisions of Article I, Section 5 requiring that directors shall otherwise be elected by a majority of the votes cast have not been changed.)
  Article I, Sections 13 (“Notice of Stockholder Proposal”) and 14 (“Compliance with Procedures”) were amended to provide that, in order to properly bring a proposal before an annual meeting of stockholders (other than the nomination of a person for election as a director), a stockholder must, among other things, provide notice thereof to the Secretary of the Company not less than 90 days nor more than 120 days in advance of the anniversary of the previous year’s annual meeting, subject to certain conditions.  In addition, the amendments provide that the information required in a valid notice includes, among other things, any other information relating to the stockholder that would be required to be disclosed in a proxy statement under applicable rules of the Securities and Exchange Commission (the “SEC”).
  Article II, Sections 13 (“Procedure for Nominations by Stockholders”) and 14 (“Compliance with Procedures”) were amended to provide that, in order to properly nominate a person for election as a director, a stockholder must, among other things, provide notice thereof to the Secretary of the Company not less than 90 days nor more than 120 days in advance of the anniversary of the previous year’s annual meeting, subject to certain conditions.  In addition, the amendments provide that the information required in a valid notice includes, among other things, any other information relating to the stockholder that would be required to be disclosed in a proxy statement under applicable rules of the SEC.
  The amendments referred to above included various related and conforming changes, and certain clarifying changes were also made to Article I, Section 7 (“Inspectors of Election”) and Article II, Section 12 (“Eligibility to Make Nominations”) of the By-laws.

The preceding is qualified in its entirety by reference to the Company’s amended and restated By-laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 3.1	Pfizer Inc. By-laws, as amended on December 14, 2009.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Matthew Lepore Matthew Lepore
Title: Vice President, Chief Counsel - Corporate Governance, and Assistant General Counsel
Dated: December 16, 2009

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Pfizer Inc. By-laws, as amended on December 14, 2009.